SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                  July 16, 2002

                             Insightful Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)



            Delaware                02-020992             04-2842217
            --------                ---------             ----------
  (State or other jurisdiction     (Commission          (IRS Employer
        of Incorporation)          File number)       Identification No.)


         1700 Westlake Ave N. #500
            Seattle, Washington                   98109-3044
            -------------------                   ----------
           (Address of principal                  (Zip Code)
            executive offices)

                                 (206) 283-8802
                                 --------------
               Registrant's telephone number, including area code



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Item  5.  Other  Events
-----------------------

     On July 16, 2002, Insightful Corporation, a Delaware corporation, issued a press release announcing preliminary results for the fiscal quarter ended June 30, 2002 and a 17% workforce reduction. The press release is attached as Exhibit
99.1 and is incorporated into this current report by reference.

     As part of the company's expense reduction plan, Peter Hallett, Vice President of Sales & Services for the Americas, and Gregg Paisley, Vice President of Marketing & Alliances, resigned effective July 31, 2002.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
---------------------------------------------------------------------------

(c)  Exhibits
-------------

Exhibit No.     Exhibit

99.1            Press Release dated July 16, 2002.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           INSIGHTFUL  CORPORATION



July 16, 2002              By:  /s/  Sarwat H. Ramadan
                              -------------------------------
                              Sarwat  H.  Ramadan
                              Vice President, Chief Financial Officer, Treasurer and Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Exhibit

99.1            Press Release dated July 16, 2002.



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